LITMAN GREGORY FUNDS TRUST

(the “Trust”)

iMGP High Income Alternatives Fund (the “Fund”)

Supplement dated March 9, 2023 to the Prospectus and Statement of Additional Information (“SAI”) of the Litman Gregory Funds Trust dated April 29, 2022, as supplemented

Notice to Existing and Prospective Shareholders:

Effective December 22, 2022, upon the passing of Scott Minerd, a Portfolio Manager to the iMGP High Income Alternatives Fund, all references to Mr. Minerd with respect to the Fund are hereby removed from the Prospectus and SAI.

Effective February 1, 2023, Evan L. Serdensky, Director, Portfolio Manager, at Guggenheim Partners Investment Management, LLC joined the team of portfolio managers managing the iMGP High Income Alternatives Fund.

The following information replaces the table for Guggenheim Partners Investment Management, LLC in the section entitled “Management” on page 26 of the Prospectus dated April 29, 2022:

Guggenheim Partners Investment Management, LLC	Anne Walsh, CFA, Chief Investment Officer – Fixed Income, Managing Partner and Portfolio Manager	2018
	Steven Brown, CFA, Chief Investment Officer – Total Return and Macro Strategies, Senior Managing Director and Portfolio Manager	2018
	Adam Bloch, Managing Director and Portfolio Manager	2018
	Evan Serdensky, Director and Portfolio Manager	February 2023

The following information replaces the disclosure for Guggenheim Partners Investment Management, LLC in the section entitled “iMGP High Income Alternatives Fund Portfolio Managers” beginning on page 82 of the Prospectus dated April 29, 2022:

Multi Credit Strategy

Anne Walsh, CFA

Steven Brown, CFA

Adam Bloch

Evan Serdensky

Guggenheim Partners Investment Management, LLC

100 Wilshire Boulevard, 5th Floor

Santa Monica, CA 90401

Anne Walsh, Steven Brown, Adam Bloch and Evan Serdensky are the co-portfolio managers responsible for the multi credit strategy (the “Multi Credit Strategy”), which is the segment of the High Income Alternatives Fund’s assets managed by Guggenheim Partners Investment Management, LLC (“Guggenheim”). Walsh is Chief Investment Officer for Fixed Income at Guggenheim Investments, the global asset management business of Guggenheim Partners, where she is responsible for meeting the investment needs of the firm’s fixed-income clients, including insurance companies, corporate and public pension funds, sovereign wealth funds, endowments and foundations, consultants, wealth managers, and high-net-worth investors. In her role she oversees all elements of portfolio design, strategy, sector allocation, and risk management of fixed-income portfolios, as well as conveying Guggenheim’s macroeconomic outlook to portfolio managers and fixed-income sector specialists.

She also serves as head of the Portfolio Construction Group and Portfolio Management teams. Walsh is also a Managing Partner of Guggenheim Partners. Walsh has over 35 years of experience in investment management, and her specialization in liability-driven portfolio management derives from her deep background in insurance asset management. Before joining Guggenheim in 2007 she served as chief investment officer at Reinsurance Group of America, and as vice president and senior investment consultant at Zurich Scudder Investments. Walsh also served in senior investment roles at Lincoln Investment Management and American Bankers Insurance Group. Walsh holds a BSBA and MBA from Auburn University and a JD from the University of Miami School of Law. She has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute. Brown is Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director at Guggenheim Investments, and a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return Mandates. Brown works with the Chief Investment Officer for Fixed Income and other members of the Portfolio Management team, as well as the Macroeconomic and Investment Research Group, Sector teams, and the Portfolio Construction Group, to develop and execute portfolio strategy to meet individual clients’ objectives. Brown was initially assigned to Guggenheim’s asset-backed securities group in 2010 before joining the Portfolio Management team in 2012. Prior to joining Guggenheim, Brown held roles within structured products at ABN AMRO and Bank of America in Chicago and London. Brown earned a Bachelor of Science in Finance from Indiana University’s Kelley School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute. Bloch joined Guggenheim in 2012 and is a portfolio manager for Guggenheim’s Active Fixed Income and Total Return Mandates. Bloch works with the Fixed Income Chief Investment Officer and other portfolio managers to develop portfolio strategy in line with the firm’s views. He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day-to-day risk. Prior to joining Guggenheim, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries. Bloch graduated with a Bachelor’s degree from the University of Pennsylvania. Serdensky joined Guggenheim in 2018 and is a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates, specializing in corporate credit. Previously, Serdensky was a Trader on the Investment Grade Corporate team at Guggenheim Investments, where he was responsible for identifying and executing investment opportunities across corporate securities. Prior to joining Guggenheim, Serdensky was a Vice President and Portfolio Manager at BlackRock, responsible for actively managing High Yield and Multi-Sector Credit portfolios. Serdensky started his career at PIMCO supporting Total Return and Alternative strategies. Serdensky completed his B.S. in Finance from the University of Maryland and earned his M.S. in Finance from the Washington University in St. Louis.

The managers of the Multi Credit Strategy seek to maximize total return through a combination of current income and capital appreciation. The team seeks to achieve its investment objective by investing in a wide range of fixed-income assets selected from a variety of credit sectors including, but not limited to, corporates, structured credit, U.S. government and agency, municipals, and other credit sectors. The investments can be across the capital structure including but not limited to senior secured, unsecured, second lien, other mezzanine including preferred, and equity. The strategy seeks opportunities across fixed-income market sectors, especially in non-index-eligible securities. In addition, the team may invest in derivatives or other asset classes to meet its investment objective. The strategy is flexible and is not constrained by duration, sector, issuer, or credit quality. As such, the strategy does not target any specific benchmark exposure to sectors, security weightings, and credit quality.

Guggenheim believes that an emphasis on capital preservation, while capturing attractive yields and a sustainable income component, is the surest path to superior long-term investment results. The firm strongly believes that fixed-income markets are inefficient, and as a result Guggenheim focuses on bottom-up, fundamental research to identify securities with attractive relative value, where prices do not accurately reflect a security’s intrinsic value for a given risk profile. In-house macroeconomic views serve as a “roadmap” to inform and guide portfolio construction considerations such as duration and credit quality, as well as sector weightings.

Credit selection is conducted by a deep team of sector and security analysts. The focus is on understanding the underlying business, issuer financial strength, risks pertaining to cash flows, the capital structure (seniority of payments), debt covenants, among other considerations. This analysis involves comprehensive industry analysis that incorporates inputs from industry experts, competitors, suppliers, servicers, and customers. It also integrates a thorough analysis of creditworthiness under a variety of downside stress-test scenarios and leverages a dedicated legal team to assist in examining and assessing pertinent covenants and terms that may affect issues.

Risk management plays a prominent role in the investment process. At a high-level, the team studies a wide range of economic and market scenarios, and assesses the possible impact these scenarios could have on the portfolio. Scenarios can include those driven by macroeconomic risks, changes in regulation, broad sector trends, or an assessment of liquidity at the sector, security, and industry levels. Moreover, the team seeks to understand how specific changes in portfolio composition would lessen the downside, such as upgrading credit quality or including different types of security structures. Scenario analysis at the portfolio level also includes the impact of various interest-rate changes along different tenors of the curve.

At the portfolio level, the team might examine the effect of sudden mark-to-market shocks on the portfolio by assuming widening yield spreads for specific portfolio exposures. The team will also examine risks to specific sectors under a given stress-test scenario to quantify the potential downside risk. Risk management is also expressed through portfolio diversification, both across and within fixed-income sectors, position size limits, prudent yield-curve positioning, loss thresholds, and other measures.

Securities may be sold for several reasons including to adjust the portfolio’s average maturity, shift assets into or out of higher-quality securities, move into more attractively valued securities, take gains, or to meet redemption requests.

The following information is added to the table in the section entitled “Additional Portfolio Manager Information - Other Accounts Managed by Portfolio Managers” beginning on page 57 of the SAI dated April 29, 2022:

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
High Income Alternatives Fund
Evan L. Serdensky* (Guggenheim)	1	$541	0	$0	0	$0
*Information	is as of January 31, 2023.

As of January 31, 2023, Mr. Serdensky did not manage any accounts for which the advisory fee was based on performance.

The following information is added to the table in the section entitled “Additional Portfolio Manager Information - Portfolio Manager Securities Ownership” beginning on page 95 of the SAI dated April 29, 2022:

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Evan L. Serdensky * High Income Alternatives Fund	None
*Information	is as of January 31, 2023.

Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

In addition, existing and prospective shareholders of the Fund should know that there is an important change proposed for the Fund, the name of the Fund will change to the iMGP High Income Fund.

The change to the Fund’s name will take effect on or about March 9, 2023. The Adviser believes the name reflects the current investment strategies of the Fund.

Please keep this Supplement with your Prospectus and Statement of Additional Information.